Exhibit 21

LIST OF SUBSIDIARIES OF LANDAMERICA FINANCIAL GROUP, INC.

Name

State of Incorporation

Commonwealth Land Title Insurance Company

Pennsylvania

Its Subsidiaries:

Albuquerque Title Company, Inc.

New Mexico

Atlantic Title & Abstract Company

Delaware

Its Subsidiary:

ATACO, Inc.

Pennsylvania

Capital City Title Services, Inc.

New Mexico

CLTIC-RELO, Inc.

Delaware

Commercial Settlements, Inc.

District of Columbia

Commonwealth Land Title Company

California

Commonwealth Land Title Company of Washington

Washington

Commonwealth Land Title Insurance Company of New Jersey

New Jersey

Commonwealth Relocation Services, Inc.

Pennsylvania

Congress Abstract Corporation

Pennsylvania

Edge Rock, Inc.

Delaware

Pikes Peak Title Service, Inc.

Colorado

Plantco, Inc.

District of Columbia

Portland Financial Services Corporation

Oregon

Property Services, Inc.

Pennsylvania

Rainier Title Company

Washington

Texas OneStop, Inc.

Texas

GeoData Research Systems, Inc.

Florida

Inspectech, Inc.

Virginia

LandAmerica Alliance Company

Virginia

Its Subsidiary:

USA Title Affiliates, Inc.

Virginia

LandAmerica Assessment Corporation

Virginia

LandAmerica Commercial Appraisal Corporation

Virginia

LandAmerica Environmental Insurance Service Agency, Inc.

Virginia

Its Subsidiary:

LEISA of Connecticut, Inc.

Connecticut

LandAmerica Exchange Company

Maryland

Its Subsidiaries:

Building Exchange Company

Virginia

LandAm Construction Exchange Company

Virginia

LandAmerica Information Company

Virginia

LandAmerica OneStop, Inc.

Virginia

LIST OF SUBSIDIARIES OF LANDAMERICA FINANCIAL GROUP, INC.

Name

State of Incorporation

Lawyers Title Insurance Corporation

Virginia

Its Subsidiaries:

Builders Disbursement Services, Inc.

Virginia

Global Corporate Services, Inc.

Virginia

LandAmerica Technology Solutions, Inc.

Virginia

Lawyers Holding Corporation

Virginia

Lawyers Title Company

California

Its Subsidiaries:

LandAmerica Account Servicing, Inc.

Arizona

LandAmerica Default Services Company

California

Lawyers Title of Arizona, Inc.

Arizona

Lawyers Title of Nevada, Inc.

Nevada

Lawyers Title Realty Services, Inc.

Virginia

LTIC Alliance LLC

Ohio

Performance Tax Services, Inc.

Texas

Property Title Insurance Corporation

Puerto Rico

Its Subsidiary:

APEX Title Insurance Corporation

Puerto Rico

The Title Guarantee & Trust Company

Ohio

Title Investors Group, Inc.

Texas

Its Subsidiaries:

Land Title Insurance Company

California

Title Insurance Company of America

Tennessee

Transnation Title Insurance Company

Arizona

Its Subsidiaries:

TransAccount Services, Inc.

Washington

Transnation Title Insurance Company of New York

New York

Title Transfer Services, Inc.

Colorado